UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 6, 2012

BITZIO, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51688 (Commission File Number)	16-1734022 (I.R.S. Employer Identification No.)

548 Market Street, Suite 18224 San Francisco, CA 94104 (Address of principal executive offices) (zip code)

(213) 400-0770 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 3 – Securities and Trading Markets

Item 3.02

Unregistered Sales of Equity Securities

Series A Convertible Redeemable Preferred Stock

On January 6, 2012, we issued an aggregate of 2,043,120 shares of our Series A Convertible Redeemable Preferred Stock to six individuals, four of which are members of our Board of Directors, namely William Schonbrun, Gordon C. McDougall (Tezi Advisory), Steven D. Moulton, and R.W. (Bob) Garnett, and one of which was our Chief Operating Officer, namely Bruce Weatherell.  Each share of Series A Preferred Stock gives the holder the right, but not the obligation, after January 1, 2013 but before January 2, 2017, to purchase two (2) shares of the Corporation’s common stock at a purchase price of Forty Cents ($0.40) per share, which was the closing price of our common stock on the last trading day prior to the transaction.  Further, the Corporation can redeem the Series A Preferred Stock at $0.0025 per share after January 2, 2017.

We granted rights to subscribe for the Series A Convertible Redeemable Preferred Stock to six individuals as a result of them waiving an aggregate of $465,000 of compensation in 2011, and agreeing to defer an aggregate of $360,000 of compensation otherwise due in 2012.  The rights enabled the six individuals to acquire the preferred shares at $0.0025 per share, as follows:

Name	No. of Shares of Series A Convertible Redeemable Preferred Stock	Purchase Price	2011 Compensation Waived	2012 Compensation Deferred
Schonbrun	588,462	$1,471.16	$ 127,500.00	$ 90,000.00
McDougall	514,904	$1,287.26	$ 127,500.00	$ 45,000.00
Moulton	276,293	$690.73	$ 60,000.00	$ 60,000.00
Garnett	230,769	$576.92	$ 50,000.00	$ 30,000.00
	230,769	$576.92	$ 50,000.00	$ 90,000.00
Weatherell	201,923	$504.81	$ 50,000.00	$ 45,000.00

Totals	2,043,120	$ 5,107.80	$ 465,000.00	$ 360,000.00

The issuances were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, the individuals were either accredited or sophisticated and familiar with our operations, and there was no solicitation.

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Section 9 – Financial Statements and Exhibits.

Item 9.01

 Financial Statements and Exhibits.

 (d)

Exhibits

3.4	Certificate of Designation of the Rights, Privileges and Preferences of the Series A Convertible Redeemable Preferred Stock.

10.1	Form of Securities Purchase Agreement for Series A Convertible Preferred Stock.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bitzio, Inc.

Dated: January 12, 2012	/s/ Gordon C. McDougall
By: Gordon C. McDougall
Its: Chief Executive Officer

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